This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176.

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                 ALLIANCEBERNSTEIN SELECT INVESTOR SERIES, INC.
                                     - Premier Portfolio
                                     - Technology Portfolio
                                     - Biotechnology Portfolio
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Supplement dated December 16, 2004 to the Prospectus dated March
1, 2004 of the AllianceBernstein Select Investor Series offering shares of the above-referenced portfolios. You should read this Supplement in conjunction with the Prospectus.

At a meeting of the Board of Directors of AllianceBernstein Select Investor Series on December 15, 2004, the Board approved the liquidation and dissolution of the AllianceBernstein Select Investor Series and each of its portfolios. The portfolios have suspended sales of their shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to their shareholders. The portfolios expect to make the liquidating distributions on or shortly after February 28, 2005.

In connection with the liquidation, the Board approved the immediate suspension of the portfolios' distribution and/or service (12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the portfolios' shares on or after the date of this Supplement. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the portfolios' shares on or after the date of this Supplement.

Shareholders of a portfolio as of the date of this Supplement may continue to purchase new shares of the portfolio until February 1, 2005. Shareholders may redeem shares of the portfolios, and may exchange shares of the portfolios for shares of the same class of other AllianceBernstein Mutual Funds, until February 28, 2005. Shareholders should be aware that the portfolios are no longer pursuing their stated investment objectives or engaging in any business activities except for the purposes of winding up their businesses and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Please contact your financial intermediary for more information.
There may be other AllianceBernstein Mutual Funds of interest to you.


You should retain this Supplement with your Prospectus for future reference.

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(SM) This mark is used under license from the owner,
AllianceBernstein Investment Research and Management, Inc.


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